Exhibit 99.1

Hotel Booking Experience Reimagined October 2021

Important Legal Notices Astrea Acquisition Corp . , a Delaware corporation (“Astrea”), Lexyl Travel Technologies, LLC, DBA HotelPlanner . com, a Florida limited liability company, and Benjamin & Brothers, LLC, DBA Reservations . com, a Florida limited liability company (together with Lexyl Travel Technologies, LLC, DBA HotelPlanner . com, the “Companies”), and their respective directors, executive officers, members, managers, employees and other persons, may be deemed to be participants in the solicitation of proxies from the holders of Astrea’s common stock in respect of the proposed transaction described herein (the “Transaction”) . Information about Astrea’s directors and executive officers and their ownership of Astrea’s common stock is set forth in Astrea’s Prospectus, dated February 3 , 2021 , filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing . Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the Transaction when it becomes available . These documents can be obtained free of charge from the sources indicated above . In connection with the Transaction, Astrea will file relevant materials with the SEC, including a proxy statement on Schedule 14 A . Promptly after filing its definitive proxy statement with the SEC, Astrea will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Transaction, and other proposals . INVESTORS AND SECURITY HOLDERS OF ASTREA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ASTREA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASTREA, THE COMPANIES, AND THE TRANSACTION . The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by Astrea with the SEC, may be obtained free of charge at the SEC’s website (www . sec . gov) or by writing to Astrea at : 55 Ocean Lane Drive, Apt . 3021 , Key Biscayne, Florida 33149 . 2

Forward Looking Statements and Risk Factors This presentation contains certain “forward - looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 , both as amended by the Private Securities Litigation Reform Act of 1995 . Statements that are not historical facts, including statements about the execution of definitive agreements relating to the Transaction by and among Astrea and the Companies, and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward - looking statements . Such statements include, but are not limited to, statements regarding the Transaction . The words “expect,” “believe,” “estimate,” “intend,” “plan,” and similar expressions indicate forward - looking statements . These forward - looking statements are not guarantees of future performance and are inherently subject to various risks, uncertainties, and assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, that could cause the actual results to vary materially from those indicated or anticipated . Such risks and uncertainties include, but are not limited to : (i) risks related to the timing of the completion of the Transaction, (ii) the ability to satisfy the various conditions to the closing of the Transaction set forth in the Agreement and Plan of Merger providing therefor (the “Agreement”), (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement, (iv) the risk that there may be a material adverse effect on the business, properties, assets, liabilities, results of operations or condition (financial or otherwise) of the Companies, taken as a whole ; (v) risks related to disruption of management time from ongoing business operations due to the Transaction ; (vi) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Astrea’s common stock ; and (vii) other risks and uncertainties and other factors identified in Astrea’s prior and future filings with the SEC, available at www . sec . gov . 3

Non - GAAP Measures This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles ("GAAP"), including Adjusted EBITDA and Adjusted EBITDA margin. These non - GAAP measures are in addition to, and not a substitute or superior to, measures of financial performance prepared in accordance with GAAP. The non - GAAP financial measures used by the Company may differ from similarly titled measures presented by other companies. A reconciliation of non - GAAP measures to GAAP measures is contained in the appendix to this presentation. The Company's management uses Adjusted EBITDA and Adjusted EBITDA margin to, among other things: (i) monitor and evaluate the performance of its business operations; (ii) facilitate its management’s internal comparisons of its historical operating performance and (iii) analyze and evaluate financial and strategic planning decisions regarding future operating investments and operating budgets. In addition, the Company’s management uses Adjusted EBITDA and Adjusted EBITDA margin to facilitate management’s external comparisons of the Company’s results to the historical operating performance of other companies that may have different capital structures and debt levels. The Company defines Adjusted EBITDA to include net income before: (1) interest; (2) income taxes; (3) depreciation and amortization expense; (4) normalized members’ expense; (5) PPP funding forbearance; and (6) other one - time expenses. The Company also uses Adjusted EBITDA margin, which the Company calculates as Adjusted EBITDA as a percentage of revenue. We have included a reconciliation of Adjusted EBITDA to net income (loss) for completed periods in Appendix A at the end of this presentation. We have not included a similar reconciliation for projected Adjusted EBITDA for future periods because such information cannot be provided at this time, due to the variability in certain amounts that would be included therein, including non - cash items and stock - based compensation expense. 4

Table of Contents 5 1 Company & Market Overview 2 How We Operate 3 How We Generate Value 4 Financial Overview 5 Transaction Overview 6 Appendix

6 Astrea Acquisition Corp. Overview Astrea Acquisition Corp. (ASAX), a NASDAQ listed SPAC, IPO’d in February 2021 with $172.5M cash - in - trust Experienced team with solid track record + The Astrea Management Team and Board of Directors have very robust investment experience in both liquid and illiquid markets + Astrea’s team has a proven track record of sourcing, underwriting and investing in a significant number of highly attractive risk - adjusted investment opportunities Proven and successful SPAC experience Mohsen Moazami Chairman of the Board Felipe Gonzalez Chief Executive Officer Jose Luis Cordova Chief Financial Officer + The Astrea Management Team was part of the leadership team of Opes Acquisition Corp. (OPES) + Opes completed a business combination with BurgerFi , a novel fast - casual “better burger” concept + The BurgerFi investment, which closed in December 2020, was one of the most successful SPAC transactions of 2020 Refined & sound strategy + Invest in a technology enhanced high - growth company that has a clearly differentiated business model and is disrupting a traditional sector through a technological and operational differentiator

OVERVIEW
HotelPlanner | 7

HotelPlanner at a glance

Our proprietary AI-based tech platform is one of the most efficient and personalized ways to book hotels


Exclusive Hotel Deals

Our unrivaled technology gives us an edge

- Optimizes customer acquisition and booking experience
- Scalable and customizable platform for booking partners
- Drives more traffic to our portfolio of sites
- Acquire, support and retain customers and partners in a mutually beneficial way
- Greater flexibility to integrate all products into a universal solution
- Full support and control of the user experience for gig-based travel agents

Closed User Group Rates + AI Tech Platform + Global Gig-Based Travel Agents + Hotel Partners = Hotel Booking Experience Reimagined

Key Attributes

- Unpublished "Closed User Group" discount rates in private sale environments
- Highly personalized booking experience through 24/7 Global Gig-Based Travel Agents
- 50,000+ Direct Hotel Partner relationships built over two decades
- Diversified revenue sources and organic & external growth opportunities
- Seasoned hospitality and technology innovators with 220+ years of combined experience

OVERVIEW
HotelPlanner | 8

Reservations.com at a glance

Highly complementary platform bringing human touch into online hotel travel through personalized, scalable call center services

Overview

Technology
Modular design intended to be scalable to serve a large volume of requests

Demand Aggregation
Proven ability to drive a significant amount of traffic through performance marketing from acquiring keywords


RESERVATIONS•COM

Call Center
24/7/365 call center staffed by more than 500 highly-trained agents

Accommodation's inventory
Maintain supply agreement with the largest OTAs and Bed Banks that provide access to accommodations inventory

Growth Opportunities

SEO → **Enhancing SEO Capabilities**
Focusing on content, site design, and back-links to improve search engine result rankings without incurring the fees associated with SEM

CRM → **Growing CRM & Loyalty Programs**
Expanding and improving loyalty program to accelerate bookings and boost repeat business from customers

BAP → **Building Affiliate Programs**
Providing an opportunity to broaden consumer acquisition strategies through a pipeline of affiliate partners paid on a commission basis

INT → **International Expansion**
Widening footprint to include additional foreign markets

COMPANY HISTORY

HotelPlanner | 9

Track record of innovation in hotel bookings

HotelPlanner 1.0	HotelPlanner 2.0	HotelPlanner 3.0	HotelPlanner 4.0	HotelPlanner 5.0
eRFP Group Booking	Online Negotiations	eContracting Enabled	Instant Group Bookings	Global Gig-Based Travel Agents

2004
Founded as Hotelplanner.com

2006
Group booking partner Priceline offers $15M to buy HotelPlanner priceline

2008
Signs Travelocity as group booking partner

travelocity

2009
Signs Orbitz as a group booking partner

ORBITZ

2010
Signs Expedia and Hotels.com as group booking partners

Expedia
Hotels.com

2013
Acquires Meetings.com

MEETINGS.com

2013
Purchased Reservations.com domain

RESERVATIONS•COM

2014
Hits 1 million registered group coordinators on HotelPlanner network

2015
Over one million hotel room nights booked

2016
Launches Instant Group Bookings

2016
Launched Manila call center with over 100 travel experts

2018
Launched live chat capability to support consumer interaction

2019
Opens office in Singapore and acquires Venuexplorer and EventConnect venuexplorer
EventConnect

2019
Advancements in SEM and Call Center Platform

2020
Launches AI and VOIP-enabled Global Gig-Based Travel Agent Platform

2021
Announces 3-way SPAC merger with Astrea Acquisition Corp and Reservations.com

ASTREA ACQUISITION CORP.
RESERVATIONS•COM

Hotel booking platform ready to take advantage of the industry’s inflection point Collection of leading players deeply entrenched in the online travel ecosystem 10 ST R AT EG I C M ER G ER THREE POWERFUL BRANDS IN THE TRAVEL TECHNOLOGY SPACE + + F ounded 2004 2013 2014 Business D escr i pt i on One of the largest operators of online group hotel bookings and a leading provider of individual hotel bookings Business travel and assisting corporate event planners book meeting space and hotel rooms One of the most recognized hotel booking brands in the U.S., with more than one million hotel stays booked in 2019

OVERVIEW

HotelPlanner | 11

Investment Highlights

Differentiated platform with industry-leading technology and strategic partnerships provide a sustainable competitive moat

HotelPlanner

- Merger of leading players that are deeply entrenched across the online travel value chain
- Proprietary technology platform provides unpublished rates to Closed User Groups
- Scalable platform leverages deep hotel relationships to provide a highly personalized booking experience
- Large, attractive market with opportunities for near-term organic and external growth
- Business model that has been profitable since founding, with immediate and tangible synergies
- Exceptional management team led by seasoned travel experts with 220+ years of combined experience
- Robust pro forma financials given 2021E bookings of ~$710mm (48% YoY) and revenue of $128mm (71% YoY)
- Defensible business model, as revenue only declined ~23% YoY in 2020 vs. average of ~50% across major OTAs

High growth and scaling profitability Note: 2018 - 2020 financials is unaudited; forecasted financials include synergies but not incremental impact of Astrea’s capital infusion 12 $ in Millions Gross Bookings Volume Revenue and Adj. EBITDA Margin $632 $676 $480 $709 $976 $1,188 $1,500 2018A 2019A 2020A 2021E 2022E 2023E 2024E $85 $97 $75 $128 $170 $215 $273 7% ( 4% ) 5% 15% HotelPlanner Revenue declined only ~23% in 2020 vs. ~50% drop on average for major OTAs; 2021E Revenue forecast to exceed 2019 revenue by 31% 12% 9% 19% 2018A 2019A 2020A 2021E 2022E 2023E 2024E

Online travel industry approaching the apex of the turn 1) McKinsey Global Institute, “The consumer demand recovery and lasting effects of COVID - 19”. 2) PwC, “Hospitality Directions US”, Outlook Tables. 3) McKinsey & Company, “COVID - 19 Tourism spend recovery in numbers”. 13 UNI Q UE I NV E S T M E NT O P P O RT UNI T Y Four key drivers of the industry recovery: 83 % US adults want to book their trips online 148 M+ Travel bookings made annually (USA) 5 2x Pace in online bookings compared to overall category 4 2020 savings as a ratio of 2019 savings Private consumption Di s po s ab l e i n c o me 4) Tourism Economics and U.S. Travel Association. 5) Truist Securities Research 6/24/21. - 3 - 7 - 6 - 4 1.1x 1.6x 1.5x 2.3x - 11 - 1 2.6x Shift to digital and mobile 4 Do m es t i c O u t bound C h i n a Fr an ce 3 0 Germany United Kingdom United States 0 6 Projected recovery by segment, index (2019 – 100) 45% → 62 % OCCUPANCY AVG. DAILY RATE $103.00 → $118.50 $45.38 → $73.25 R E VE NUE PE R AVAILABLE ROOM Demand recovery will be led by leisure travelers 2 2020 2022 + 17% + 15% + 61% 1 Travel industry is expected to be driven by disposable income 1 2 Domestic Travel will be the first to recover 3 Private consumption and disposable income, 2020 vs. 2019, YoY real change, % 3 4

1,026 1,147 1,213 633 870 1,028 1,163 1,247 1,329 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 2 0 21 2 0 22 2 0 23 Business and Leisure Travel Expenditure 3 US$bn 1,081 2 0 24 2 0 25 Road to full travel recovery presents a unique opportunity 14 UNI Q UE I NV E S T M E NT O P P O RT UNI T Y CONSUMER TRAVEL TRENDS 90 % of U.S. consu m e r s Expect to take a trip in 2021 1 80 % of global consu m e r s $1.2T By 2025 – projected total domestic and international travel spending 2 48 % O ppo r t un i t y f or HotelPlanner 23% 7% YoY growth rate Market decline 1) Jefferies Research 6/18/21 2) Tourism Economics and U.S. Travel Association 3) Business and leisure travel for outbound and domestic trips, including expenditure for transport, accommodation, entertainment, food & beverages, activities, retail & others. Group related hotel stays hovered between 22% to 24% of overall U.S. hotel occupancy between 2012 and 2019, according to Smith Travel Research.

HotelPlanner has shown more resilience through COVID - 19 than other travel players 15 HotelPlanner already exceeding 2019 revenue while other travel companies 1 experiencing drawn - out recovery Industry Consensus vs. HotelPlanner (% of 2019 Revenue) Actuals Estimates (20%) 2019 2 20% 60% 100% 140% 180% Q 1 ' 20 A Q 3 ' 22 E Q 4'22 E Q2'20A Q3'20A Booking Holdings Q4'20A E x p e d i a Q1'21A T r i p . c o m Q 2 ' 21 E Q 3 ' 21 E HotelPlanner Q4'21E Q1'22E Despegar 3 Trivago Q2'22E T r i p A d v i s o r 183% 120% 108% 103% 101% 99% 88% 138% 169% Source: FactSet as of 10/04/21 Note: FY 2020 and Q1 2021 financials are unaudited and forecasted financials include synergies but not incremental impact of Astrea’s capital infusion 1) Webjet and MakeMyTrip are excluded from public comparables due to no quarterly estimates for CY 2022E 2) Percentages represent the delta of each quarter to its respective quarter in 2019 3) Reported revenue was negative in Q2 2020 UNI Q UE I NV E S T M E NT O P P O RT UNI T Y

TAKING ADVANTAGE OF THE GIG ECONOMY

HotelPlanner | 16

Our global gig-based travel agents require only WiFi and a headset



Scalable and flexible gig economy customer service model with access to ongoing training and support



Access to proprietary, AI technology platform which delivers group rates to gig-based travel agents



Network of highly-trained, global gig-based travel agents who can provide local travel advice

As a combined company, only 40% of phone traffic is currently routed through gig-based travel agents.

As this number increases, both revenue and profitability will benefit.

How We Operate 17

HOTELPLANNER MANAGEMENT TEAM

HotelPlanner | 18



Tim Hentschel *

CEO/Chairman of the Board
Co-Founder, HotelPlanner

- 3rd generation hotelier, company visionary & driving force for hotel industry innovations
- Awarded prestigious Cornell Hospitality Innovator Award 2018

Cornell University School of Hotel Administration



John Prince *

President / CIO
Co-Founder, HotelPlanner

- Architect driving the product & roadmap with a deep understanding of the global hotel market
- Prior experience with Capital One and IBM as a Senior Software Engineer

Capital One IBM



Bruce Rosenberg

COO, HotelPlanner

- Veteran executive of travel & hospitality industry working in management roles with Expedia, Hilton, Marriott & United Airlines
- Broad expertise in organizational management, online marketing & customer relationship management on a global scale.

Marriott Hilton Hotels.com



Joe Groglio

CFO, HotelPlanner

- Seasoned financial executive with experience at Fortune 200 travel and consumer products sectors, including KPMG, PepsiCo & Hertz.
- Background in accounting & management leading companies from private equity ownership to public offerings

KPMG PEPSICO Hertz



Yatin Patel *

Co-Founder, Reservations.com

- Leader and innovator in travel/hospitality market; has served at the forefront of digitization of the space
- Previously co-founded and operated numerous online travel businesses

ORLANDO.COM roomstays.com HotelSavings.com



Mahesh Chaddah *

Co-Founder, Reservations.com

- Extensive background in computer science, web development and advanced analytics and 15+ years of online travel experience
- Previously co-founded and operated numerous online travel businesses

ORLANDO.COM roomstays.com HotelSavings.com

* Board member

NON-EMPLOYEE DIRECTORS

HotelPlanner | 19



Dylan Ratigan

former MSNBC host of "The Dylan Ratigan Show"

- Co-host of "Truth or Skepticism" on Tastytrade.com
- New York Times best-selling author, filmmaker and veteran of financial and global cable news



Jeff Goldstein

former President of Pricegrabber

- Founder at Castle Valley Partners
- Former Chief Strategy Officer at Apex Clearing Corporation, a digital clearing and custody engine
- Former Chief Digital Officer at Aristocrat, a provider of gaming and casino management systems



Dieter Huckestein

former CEO of Conrad Hotels

- Former President of Hilton Global Alliance
- Former Chairman of American Hotel & Lodging Association



Jim Wilkinson

Chairman/CEO, Trailrunner International

- Vice Chairman of MDH SPAC
- Former SVP, Head of International Corporate Affairs for Alibaba Group
- Former Chief Communications Officer at PepsiCo



Mohsen Moazami

former President of Cisco Systems

- Chairman of the Board, Astrea Acquisition Corp
- Managing Partner, Seif Capital
- Advisor and Board member to numerous companies globally



Gianno Caldwell

Fox News political analyst

- Founder/Principal of Caldwell Strategic Consulting, a bipartisan firm focusing on healthcare, financial services, energy and local government issues
- Host of the IHeart podcast Outloud with Gianno Caldwell
- Author of "Taken for Granted"



Kate Walsh

Dean of the Cornell University School of Hotel Administration

- E.M. Statler Professor and Professor of Management, School of Hotel Administration & Cornell SC Johnson College of Business, Cornell University
- Board member of the American Hotel & Lodging Association
- Former C.P.A.

DISRUPTIVE BUSINESS MODEL

HotelPlanner | 20

Our robust group booking expertise evolved into a unique value proposition for individual bookings

- Foundation of trust initially developed through solving the complicated group booking process
- 50K+ direct hotel relationships built over two decades

- AI / ML leveraged to create seamless online / offline booking experience
- GIG-economy travel agents drive higher conversion rates, enhanced margins, and better customer experience for individual and group travelers


COMPETITIVE ADVANTAGE DRIVEN BY GROUP HERITAGE
DIRECT HOTEL RELATIONSHIPS
ACCESS TO CLOSED USER GROUP RATES
TECHNOLOGY
HIGH TOUCH CUSTOMER JOURNEY

- Track-record of success in driving hotel bookings enables access to Closed User Group (CUG) rates
- CUG rates offered to groups or individual travelers without ever taking inventory risk

- Travelers want to speak with a local expert
- Importance of personalized customer experience never more apparent than during COVID era

CLOSED USER GROUPS

HotelPlanner | 21

"Closed User Group" discount rates create customer stickiness

WHAT ARE CLOSED USER GROUP RATES?

Unpublished discount rates offered to travelers with a specific affiliated group

- Weddings, Reunions, Tour Groups
- Pro & Amateur Sports Leagues
- Industry conferences, Associations
- Business meetings & corporate incentives

HOW CLOSED USER GROUP RATES BENEFIT HOTELPLANNER

- Complementary – not competitive – relationships with Online Travel Agencies
- Higher margin revenue with fewer cancellations
- Larger proportion of higher-margin Merchant of Record transactions that optimize cashflow
- Strengthens already-sticky relationships with enduring hotel partners

CLOSED USER GROUP RELATIONSHIPS

Expedia

Google

WEDDINGWIRE

priceline

MLS

LifeMart

the knot

THE CUSTOMER JOURNEY
HotelPlanner | 22

Attracting customers through three diverse pathways

Customers are offered a competitive rate and different payment options to create stickiness

1 HOTELPLANNER DIRECT	2 AFFILIATE PARTNER	3 OTA CLIENTS
	the knot | WeddingWire	Expedia | priceline
Customer searches for hotel online	Customer visits wedding planning site and requests accommodation	Customer searches on an OTA website for 9+ room groups, meetings or events
SEO/SEM drives Individual or Group Customer to HotelPlanner.com	HotelPlanner.com 'white label' booking engine	HotelPlanner.com 'white label' booking engine

50K
Direct hotel partnerships

BW Best Western | Marriott International | Choice Hotels | IHG | Wyndham Hotels & Resorts | Hilton

Customer choice

Books hotel with a pre-payment to HotelPlanner.com at **Closed User Group rate**
or
can pay at hotel

Customer stays at hotel, has a positive booking experience, and repeats business

DIFFERENTIATED TECHNOLOGY

HotelPlanner | 23

Adding value through differentiated technology infrastructure

Inventory Connectivity

- Maintain 30+ inventory connections to continuously offer the best availability and pricing
- Caching layers utilized such that data can be accessed quickly and at high search volumes for rate and room night availability

AI / ML

- Artificial intelligence to augment the capabilities of our gig-based hotel planners
- Machine learning to improve our online marketing bidding models, customer behavior learnings and intelligent voice to gig-based hotel planner routing


HotelPlanner

Booking Engine Flexibility

- Supports over 28 language localizations, over 100 currencies and offers hundreds of customization options
- Enables counterparties to create their own customized booking engines and pricing strategies with many different feature options to meet the needs of their specific customer

How We Generate Value 24

BEST IN BREED MARKETING STRATEGY

HotelPlanner | 25

Hybrid customer acquisition approach drives booking volume and repeat business

Best-of-breed strategy guarantees **steady stream of bookings** and unlocks **marketing & margin efficiency** plays

~70%
Strategic paid advertising plan enabling predictable traffic stream

~15%
Sophisticated, time-tested strategy driving organic traffic

~15%
Network of strong affiliate partner relationships to boost bookings across platforms


SEARCH ENGINE MARKETING/ PAY PER CLICK
SEARCH ENGINE OPTIMIZATION
AFFILIATE NETWORK
HYBRID MARKETING STRATEGY

2018-2021E

~$2.5B
Accumulated Booking Volume

14%
CAGR Revenue

Note: 2018 – 2020 financial information is unaudited; marketing spend percentages are based on 2021-2025 forecasted financials

MERCHANT OF RECORD MODEL

HotelPlanner | 26

HotelPlanner embraces the more profitable Merchant of Record model

$$$ — MERCHANT OF RECORD MODEL

1. Customer selects hotel
2. Books prepaid rate
3. Pays with credit card upfront

PROCESS

Rate Obtained Directly from Hotel
- Bill customer credit card at time of sale
- Pay hotel day of arrival via virtual credit card
- **HotelPlanner keeps margin**

Wholesaler
- Bill customer's credit card at time of sale
- Wholesaler pays hotel
- HotelPlanner pays wholesaler 2x per month for post stay bookings

OTA
- Bill customer's credit card at time of sale
- HotelPlanner Pays OTA (i.e. Expedia) Immediately
- OTA (i.e. Expedia) pays hotel
- **HotelPlanner keeps margin**

$$$ — TRAVEL AGENCY MODEL

1. Customer selects hotel
2. Books "Pay at Hotel" rate
3. Customer pays at hotel at check-out

PROCESS

Payment Processing
- Customer provides credit card at check-in
- HotelPlanner bills hotel for guest stay
- Hotel pays HotelPlanner

Financial Overview 27

HotelPlanner by the numbers ~$1.2 B Estimated Gross Booking Volume by 2023 $ 170 M 2022E Revenue 42% 2020 - 2023E Revenue CAGR 12% 49% $ 11 M / $ 13 M 2022E Adjusted EBITDA Margin, 2022E CUG Revenue, expected Revenue and operating synergies already poised to scale to become larger part of business identified for 2022 mix over time Minimal Debt foundation of a strong balance sheet 1 Bootstrapped from the beginning Platform built for acquisitions 28 Note: 2020 financial information is unaudited; forecasted financials include synergies but not incremental impact of Astrea’s capital infusion 1) HotelPlanner and Reservations.com combined have $1M in Total Debt as of July 2021.

REVENUE SOURCES

HotelPlanner | 29

Diversified and complementary revenue sources differentiate our market position


HotelPlanner
$170M
of 2022E
Revenue

Closed User Group Bookings

49%

Key Differentiator

Leader in bookings for Closed User Groups, delivering unpublished rates in private sale environments to both individuals and groups

Non-Closed User Group Bookings

47%

50K+ Hotels

Direct relationships with over 50,000 hotels where HotelPlanner can take a traveler from end-to-end

Advertising

1%

Nascent but fast-growing advertising business on HotelPlanner websites

Partnerships

2%

Exclusive partnerships and preferred memberships for most critical relationships

Note: Forecasted pro forma numbers include synergies but not incremental impact of Astrea's capital infusion

Growth and operating leverage over time 30 2021E 2022E 2023E A T SCA L E REVENUE GROWTH 71% 33% 26% 20 - 25 % GROSS MARGIN 94% 94% 94% 94% + S&M % of revenue 75% 69% 68% 57 - 65 % R&D % of revenue 3% 2% 2% 2 - 4 % G&A % of revenue 13% 11% 10% 6 - 9 % ADJUSTED EBITDA Margin 5% 12% 15% 20 - 27 % Note: Forecasted financials include synergies but not incremental impact of Astrea’s capital infusion

REVENUE AND OPERATING SYNERGIES

HotelPlanner | 31

Synergies will boost revenue & adjusted EBITDA in 2022



Shift of Reservations.com's offline bookings to HotelPlanner's Closed User Group platform

Offline bookings are shifted to higher margin Closed User Group pipeline



Incremental revenue driven by supply mix change of HotelPlanner inventory / rates

Increasing commission rates over the forecast period

Scaling of S&M spend

Decreasing S&M expenses as a % of revenue over the forecast period



Reduced costs associated with global gig-based customer service platform

Increased reliance on Hotel Planner's homegrown AI-enabled technology

Reduced operating expenses

Operational leverage driven by scale and elimination of redundant expenses

Transaction Overview 32

HotelPlanner | 33

Transaction Overview

Key Highlights

- Three-way merger between Astrea Acquisition Corp., HotelPlanner, and Reservations.com
- $567.1M Post-Money Valuation
  - 4.45x 2021E Revenue of $127.5M
  - 3.34x 2022E Revenue of $170.0M
- Earnout based on stock price performance at the following dates:
  - 04/30/2023 – 5M shares if share price greater than or equal to $15.00 per share
  - 04/30/2024 – 8M shares if share price greater than or equal to $18.00 per share
  - 04/30/2025 – 7M shares if share price greater than or equal to $21.00 per share
- $35M+ in secondary proceeds primarily to effectuate combination between HotelPlanner and Reservations.com
- 11-member board led by Chairman and CEO Tim Hentschel includes 6 independent board members with leadership experience in technology, media, and government
- HotelPlanner shareholders, Reservations.com shareholders, and Astrea Acquisition Corp. sponsor shares subject to 6-month lockup

Estimated Sources & Uses ($M)

Sources	
Astrea Cash in Trust	$172.5
Equity Rollover - HotelPlanner	334.8
Equity Rollover - Reservations.com	130.2
HP Net Cash from Balance Sheet [1]	10.0
Total Sources	**$647.5**

Uses	
Cash to Balance Sheet	$120.8
Equity Rollover	465.0
HotelPlanner Secondary Proceeds	10.0
Reservations.com Secondary Proceeds	25.0
Fees and Expenses	26.7
Total Uses	**$647.5**

Pro Forma Ownership[2]


19%
25%
7%
49%
Astrea Investor Shares
Astrea Sponsor Shares
Existing HotelPlanner Shareholders
Existing Reservations.com Shareholders

1) Net cash includes cash and debt from both HotelPlanner and Reservations.com
2) Based on transaction price per Astrea share of $10.00

HotelPlanner compares favorably to publicly traded travel technology companies 34 Co m p a r a b l e M e d i a n: 59% Co m p a r a b l e M e d i a n: 93% Source: Company filings, FactSet, Capital IQ as of 10/04/21 Note: HotelPlanner forecasted financials include synergies but not incremental impact of Astrea’s capital infusion 1) HotelPlanner metric based on adj. EBITDA; Despegar and MakeMyTrip excluded due to negative CY 2021E EBITDA 2) Not yet publicly traded; figures are based on adj. revenue and adj. EBITDA figures from investor presentation published 07/23/21 174% 109% 106% 101% 95% 93% 91% 86% 86% 76% 131% 89% 69% 69% 62% 59% 53% 49% 46% 45% 2021E Revenue as % of 2019A Revenue 2022E Revenue as % of 2019A Revenue 2021E - 2023E EBITDA CAGR 1 128% 406% 267% 120% 88% 64% 60% 23% Co m p a r a b l e M e d i a n: 88% 2 2 2

3.3 x 8 . 5 x 7 . 5 x 6.7 x 4.9 x 4.2 x 3.7 x 2.5 x 1.3 x 1 . 0 x 4.4 x 13 .9x 10 .5x 9.8 x 9 . 2 x 6 . 3 x 5.5 x 3 . 5 x 2.6 x 1 . 8 x 35 Compelling relative valuation 35 Co m p a r a b l e M e d i a n: 6.3x Co m p a r a b l e M e d i a n: 4.2x EV / 2021E Revenue EV / 2022E Revenue Source: Company filings, 451 Research, FactSet, Capital IQ as of 10/04/21 Note: HotelPlanner forecasted financials include synergies but not incremental impact of Astrea’s capital infusion 1) Not yet publicly traded; multiples are based on EV and adj. revenue figures from investor presentation published 07/23/21 1 1

US E O F P RO CE E DS Proceeds to turbo charge growth Working capital to fund combined, larger business M&A firepower for targets in attractive tangential markets Increased performance marketing spend to increase growth and enhance predictability Increased IT investment to enhance growth and reduce call center spend over time Increased sales headcount and enhanced marketing initiatives 36 Note: 2018 - 2020 financial information is unaudited

Thank you 37

App e nd ix 38

2018A 2019A 2020A 2021E 2022E 2023E Bookings Gross Bookings Volume $632.4 $676.0 $479.9 $709.5 $975.6 $1,187.8 % G r o w t h 7% (29%) 48% 38% 22% Revenue CUG 1 $24.6 $26.6 $17.7 $49.7 $82.9 $112.5 Non - CUG 2 53.4 59.2 53.3 76.0 80.7 90.2 Advertising 6.2 9.4 2.3 0.1 2.2 7.0 O t he r 3 0.9 2.2 1.5 1.8 4.1 5.1 Total Revenue $85.1 $97.4 $74.8 $127.5 $170.0 $214.7 % G r o w t h 14% (23%) 71% 33% 26% Cost of Sales 6.1 5.1 4.5 8.2 10.6 12.6 G r o s s P r o f i t $79.0 $92.3 $70.3 $119.4 $159.4 $202.1 % M a r g i n 93% 95% 94% 94% 94% 94% Sales & Marketing 57.9 73.3 63.4 95.6 117.3 146.0 % of Revenue 68% 75% 85% 75% 69% 68% Research & Development 2.6 3.3 3.1 3.7 4.0 4.4 % of Revenue 3% 3% 4% 3% 2% 2% General & Administrative 13.0 13.5 9.2 16.4 18.6 20.9 % of Revenue 15% 14% 12% 13% 11% 10% Total Operating Expenses $73.5 $90.0 $75.7 $115.6 $139.9 $171.3 % of Revenue 86% 92% 101% 91% 82% 80% EBITDA $5.5 $2.3 ($5.4) $3.8 $19.4 $30.8 % M a r g i n 6% 2% (7%) 3% 11% 14% Reservations.com Add - backs 4 1.9 2.6 1.2 1.2 0.0 0.0 HotelPlanner Add - backs 5 0.6 1.6 1.4 1.2 1.0 1.3 Adjusted EBITDA $8.0 $6.5 ($2.8) $6.2 $20.4 $32.1 % M a r g i n 9% 7% (4%) 5% 12% 15% Depreciation & Amortization 1.8 2.1 2.4 2.6 2.5 2.1 EBIT $6.2 $4.4 ($5.2) $3.6 $17.9 $30.1 % M a r g i n 7% 4% (7%) 3% 11% 14% 39 HotelPlanner P&L $ in Millions Note: FY 2020 and forecasted financials are unaudited and forecasted financials include revenue and operating synergies but not incremental impact of Astrea’s capital infusion 1) CUG revenue is net of booking cost and includes individual CUG booking revenue as well as group booking revenue 2) Non - CUG revenue is net of booking cost and includes service fee revenue 3) Other include HotelPlanner SaaS, HotelPlanner preferred memberships and Reservations.com’s other revenue 4) Reservations.com add - backs include normalized members’ expense and other miscellaneous one - time expenses 5) HotelPlanner add - backs include PPP funding forbearance and other miscellaneous one - time expenses

2018A 2019A 2020A Net Income (Loss) $3,806 $107 ($8,577) Reconciliations Other Expense / (Income) ($114) $16 $782 Income Tax / (Benefit) 1 7 9 D&A 1,773 2,133 2,411 Normalized Members' Expense 1,193 1,193 1,193 PPP Funding Forbearance 0 0 1,400 Other Miscellaneous One - Time Expenses 1,292 3,060 0 Adjusted EBITDA $7,951 $6,515 ($2,781) 40 Non - GAAP Measure Reconciliation $ in Thousands Note: FY 2020 financials are unaudited